UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2009

China 3C Group
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road
HangZhou City, Zhejiang Province, China
(Address of principal executive offices) (Zip Code)

086-0571-88381700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 6, 2009, Zhejiang Yong Xing Digital Technology Co. Ltd. (“Zhejiang”) and Yiwu Yong Xin Communication Ltd. (“Yiwu”), subsidiaries of China 3C Group (the “Company”), completed the acquisition of Jinhua Baofa Logistic, Ltd. (“Jinhua”) from the shareholders of Jinhua who own 100% of the equity interest in Jinhua in the aggregate.  Zhejiang acquired 90% and Yiwu acquired 10% of the entire equity interests in Jinhua for a total purchase price of RMB 120,000,000 (approximately US $17,400,000) payable in installments.  The final installment of RMB 20,000,000 (approximately US $2,900,000) will be paid within 10 days of the filing of the amendment to this current report on Form 8-K by the Company which will disclose the financial information required by Item 9.01.  The source of the cash used for the acquisition was from working capital of the Company.

Jinhua was founded in 2001 and is a well-known transportation logistics company in Eastern China and has been a long time transportation provider for the Company.  Jinhua has approximately 280 customers and operates a fleet of more than 70 trucks and transports freight including electronics, machinery and equipment, metal products, chemical materials, garments and handicraft goods, in more than 20 cities in Eastern China. Its transportation service covers many of the most developed cities in the Eastern China region such as Shanghai, Hangzhou and Nanjing.

Item 8.01  Other Events.

On July 6, 2009, the Company issued a press release announcing that it has completed the acquisition of Jinhua.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The financial information that is required pursuant to this Item will be filed by amendment to this current report on Form 8-K not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(b)           Pro-forma Financial Information

The pro-forma financial information that is required pursuant to this Item will be filed by amendment to this current report on Form 8-K not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release dated July 6, 2009 – China 3C Group Completes Acquisition of Jinhua Baofa Logistic, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA 3C GROUP By: /s/ Zhenggang Wang Name: Zhenggang Wang Title: Chief Executive Officer

Dated: July 10, 2009

Exhibits

Exhibit Number	Description

99.1	Press Release dated July 6, 2009 – China 3C Group Completes Acquisition of Jinhua Baofa Logistic, Ltd.